Exhibit 10.1

August 25, 2014
Advance/Newhouse Programming Partnership
5823 Widewaters Parkway
E. Syracuse, NY 13057

Re:	Share Repurchase Agreement, dated as of May 22, 2014 (the “Agreement”), by and between Discovery Communications, Inc. (“Discovery”) and Advance/Newhouse Programming Partnership (“ANPP”)
Ladies and Gentlemen:
By signing in the space below, please confirm the agreement of ANPP and Discovery that the Agreement be and is hereby amended by amending and restating clause (d) of Section 6.1 of the Agreement as set forth below:
“(d) the delivery by Buyer (in its sole discretion) to Seller of written notice of termination of this Agreement (“Termination Notice”); and”.
[Signature Page Follows]

Except as otherwise expressly set forth above, the Agreement shall remain in full force and effect in accordance with its original terms.
Very truly yours,
DISCOVERY COMMUNICATIONS, INC.

By: /s/ Eugenia Collis
Name: Eugenia Collis
Title: Senior Vice President and Treasurer
ACKNOWLEDGED AND AGREED
AS OF THE DATE FIRST SET FORTH ABOVE:
ADVANCE/NEWHOUSE PROGRAMMING PARTNERSHIP

By: /s/ Steven Miron
Name: Steven A. Miron
Title: Chief Executive Officer

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